UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2008

CITADEL BROADCASTING

CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-31740	51-0405729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

City Center West, Suite 400

7201 West Lake Mead Blvd.

Las Vegas, Nevada 89128

(Address of Principal executive offices, including Zip Code)

(702) 804-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	Appointment of Current Acting Chief Financial Officer as Chief Financial Officer.

Effective February 29, 2008, Randy Taylor, age 45, was promoted to Chief Financial Officer and principal financial officer of Citadel Broadcasting Corporation (the “Company”). Mr. Taylor will maintain the other positions he currently holds at the Company, except for Acting Chief Financial Officer and acting principal financial officer.

Since February 1, 2008, Mr. Taylor has served as the Company’s Senior Vice President, Acting Chief Financial Officer and acting principal financial officer. Since November 6, 2006, Mr. Taylor has served as the Company’s Vice President Finance—Principal Accounting Officer. Since September 25, 2006, Mr. Taylor has been the Vice President, Finance—Principal Accounting Officer of Citadel Broadcasting Company, the Company’s wholly owned subsidiary, and he continued in this capacity after his November 6, 2006 appointment. From January 2001 through September 2005, Mr. Taylor served as the Company’s Vice President-Finance and corporate secretary, and from April 1999 through January 2001, as its Vice President-Controller. During the year between September 2005 and September 2006, Mr. Taylor served as Vice President-Corporate Controller for Bally Technologies, Inc.

The material provisions of the terms of Mr. Taylor’s employment are presented in the Letter Agreement dated August 29, 2006, between Citadel Broadcasting Company and Mr. Taylor, and the Memorandum dated November 6, 2006, between the Company and Mr. Taylor, which are incorporated by reference herein and filed with this Current Report on Form 8-K as exhibits 10.1 and 10.2. A summary of the material provisions of the terms of Mr. Taylor’s employment are presented in Part II, Section 5, of the Company’s quarterly report for the quarterly period ended September 30, 2006 on Form 10-Q. A summary of the material provisions of the employment arrangement of Mr. Taylor’s employment as Chief Financial Officer are presented in Part II, Item 9B of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2008, which is incorporated by reference herein and filed with this Current Report on Form 8-K as exhibit 10.3.

A copy of the press release issued on March 4, 2008 announcing the appointment of Mr. Taylor is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description.
10.1	Letter Agreement, dated August 29, 2006, between Citadel Broadcasting Company and Randy L. Taylor (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report for the quarterly period ended September 30, 2006 on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2006).

10.2	Memorandum, dated November 6, 2006, between the Citadel Broadcasting Corporation and Randy L. Taylor (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report for the quarterly period ended September 30, 2006 on Form 10-Q filed with the SEC on November 9, 2006).

10.3	Summary of Employment Arrangement, dated February 27, 2008 by and between Citadel Broadcasting Corporation and Randy Taylor (incorporated by reference to Part II, Item 9B of the Company’s Annual Report on Form 10-K filed with the SEC on February 29, 2008).

99.1	Press Release issued by Citadel Broadcasting Corporation, dated March 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL BROADCASTING CORPORATION

Date: March 5, 2008	By:	/S/ JACQUELYN J. ORR
Name: Jacquelyn J. Orr
Title: General Counsel & Vice President